SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-RURAL CELLULAR CL A

                    GAMCO INVESTORS, INC.
                                 3/28/03            5,000-             .8400
                                 3/27/03           21,150-             .8600
                                 3/20/03            1,500-             .7800
                                 3/19/03            1,000-             .8100
                                 3/07/03              500-            1.0700
                                 3/05/03              500-            1.1000
                                 2/28/03            9,373-             *DO
                                 2/24/03           12,000-             .7367
                                 2/24/03            4,000              .7400
                                 2/24/03           28,550-             *DO
                                 2/24/03            2,000-             .7200
                                 2/20/03            1,500-             .7400
                                 2/18/03           10,000-             .7900
                                 2/18/03            5,000-             .8000
                                 2/05/03              300-             .8000
                                 2/04/03            2,500-             .8200
                                 2/03/03            1,000-             .8100
                    GABELLI ADVISERS, INC.
                                 3/28/03           10,000              .8700
                    GABELLI FUNDS, LLC.
                         GABELLI SMALL CAP GROWTH FUND
                                 3/28/03           10,000-             .8700


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.